Company Financial Information	12 Months Ended
Dec. 31, 2012
Company Financial Information

Note 20—Company financial information

Our bank subsidiaries are subject to dividend limitations under the Federal Reserve Act, as well as national and state banking laws. Under these statutes, prior regulatory consent is required for dividends in any year that would exceed the bank’s net profits for such year combined with retained net profits for the prior two years. Additionally, such bank subsidiaries may not declare dividends in excess of net profits on hand, as defined, after deducting the amount by which the principal amount of all loans, on which interest is past due for a period of six months or more, exceeds the allowance for credit losses.

The payment of dividends also is limited by minimum capital requirements imposed on banks. As of Dec. 31, 2012, BNY Mellon’s bank subsidiaries exceeded these minimum requirements.

Subsequent to Dec. 31, 2012, our bank subsidiaries could declare dividends to the Parent of approximately $2.7 billion without the need for a regulatory waiver. Including the impact of the approximately $850 million charge related to the Feb. 11, 2013 U.S. Tax Court ruling, dividend paying capacity at our bank subsidiaries would decrease to $1.9 billion. In addition, at Dec. 31, 2012, non-bank subsidiaries of the Parent had liquid assets of approximately $1.4 billion.

The bank subsidiaries declared dividends of $679 million in 2012, $156 million in 2011, $239 million in 2010. The Federal Reserve Board and the OCC have issued additional guidelines that require bank holding companies and national banks to continually evaluate the level of cash dividends in relation to their respective operating income, capital needs, asset quality and overall financial condition.

The Federal Reserve Board policy with respect to the payment of cash dividends by bank holding companies provides that, as a matter of prudent banking, a bank holding company should not maintain a rate of cash dividends unless its net income available to common shareholders has been sufficient to fully fund the dividends, and the prospective rate of earnings retention appears to be consistent with the holding company’s capital needs, asset quality and overall financial condition. The Federal Reserve Board can also prohibit a dividend if payment would constitute an unsafe or unsound banking practice. Any increase in BNY Mellon’s ongoing quarterly dividends would require approval from the Federal Reserve. The Federal Reserve’s current guidance provides that, for large bank holding companies like us, dividend payout ratios exceeding 30% of projected after-tax net income will receive particularly close scrutiny.

On Nov. 22, 2011, the Federal Reserve issued a final rule requiring U.S. bank holding companies with total consolidated assets of $50 billion or more, like BNY Mellon, to submit annual capital plans for review. The Federal Reserve will evaluate the bank holding companies’ capital adequacy, internal capital adequacy assessment processes, and their plans to make capital distributions, such as dividend payments or stock repurchases.

BNY Mellon and other affected BHCs may pay dividends, repurchase stock, and make other capital distributions only in accordance with a capital plan that has been reviewed by the Federal Reserve and as to which the Federal Reserve has not objected. The Federal Reserve may object to a capital plan if the plan does not show that the covered BHC will meet all minimum regulatory capital ratios and maintain a ratio of Basel I Tier 1 common equity to risk-weighted assets of at least 5% on a pro forma basis under expected and stressful conditions throughout the nine-quarter planning horizon covered by the capital plan. The capital plan rules also stipulate that a covered BHC may not make a capital distribution unless after giving effect to the distribution it will meet all minimum regulatory capital ratios and have a ratio of Basel I Tier 1 common equity to risk-weighted assets of at least 5%. As part of this process, BNY Mellon also provides the Federal Reserve with estimates of the composition and levels of regulatory capital, risk-weighted assets and other measures under Basel III under an identified scenario. BNY Mellon’s most recent capital plan was submitted to the Federal Reserve on Jan. 7, 2013.

The Federal Reserve has indicated that it expects to publish its objection or non-objection to the capital plan and proposed capital actions, such as dividend payments and share repurchases, no later than March 14, 2013.

The Federal Reserve Act limits and requires collateral for extensions of credit by our insured subsidiary banks to BNY Mellon and certain of its non-bank affiliates. Also, there are restrictions on the amounts of investments by such banks in stock and other securities of BNY Mellon and such affiliates, and restrictions on the acceptance of their securities as collateral for loans by such banks. Extensions of credit by the banks to each of our affiliates are limited to 10% of such bank’s regulatory capital, and in the aggregate for BNY Mellon and all such affiliates to 20%, and collateral must be between 100% and 130% of the amount of the credit, depending on the type of collateral.

Our insured subsidiary banks are required to maintain reserve balances with Federal Reserve Banks under the Federal Reserve Act and Regulation D. Required balances averaged $5.4 billion and $4.3 billion for the years 2012 and 2011, respectively.

In the event of impairment of the capital stock of one of the Parent’s national banks or The Bank of New York Mellon, the Parent, as the banks’ stockholder, could be required to pay such deficiency.

The Parent guarantees the debt issued by Mellon Funding Corporation, a wholly-owned financing subsidiary of the Company. The Parent also guarantees committed and uncommitted lines of credit of Pershing LLC and Pershing Limited subsidiaries. The Parent guarantees described above are full and unconditional and contain the standard provisions relating to parent guarantees of subsidiary debt. Additionally, the Parent guarantees or indemnifies obligations of its consolidated subsidiaries as needed. Generally there are no stated notional amounts included in these indemnifications and the contingencies triggering the obligation for indemnification are not expected to occur. As a result, we are unable to develop an estimate of the maximum payout under these indemnifications. However, we believe the possibility is remote that we will have to make any material payment under these guarantees and indemnifications.

The Parent’s condensed financial statements are as follows:

Condensed Income Statement—The Bank of New York Mellon Corporation (Parent Corporation)

	Year ended Dec. 31,
(in millions)	2012	2011	2010 (a)
Dividends from bank subsidiaries	$645	$120	$200
Dividends from nonbank subsidiaries	199	54	74
Interest revenue from bank subsidiaries	120	211	211
Interest revenue from nonbank subsidiaries	126	130	131
Gain on securities held for sale	11	17	5
Other revenue	47	51	73
Total revenue	1,148	583	694
Interest (including $30, $13, $14 to subsidiaries)	340	282	285
Other expense	103	138	221
Total expense	443	420	506
Income before income taxes and equity in undistributed net income of subsidiaries	705	163	188
Provision (benefit) for income taxes	(83)	66	(465)
Equity in undistributed net income:
Bank subsidiaries	936	1,781	1,630
Nonbank subsidiaries	721	638	235
Net income	2,445	2,516	2,518
Preferred dividends	(18)	-	-
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$2,427	$2,516	$2,518
(a)	Includes the results of discontinued operations.

Condensed Balance Sheet—The Bank of New York Mellon Corporation (Parent Corporation)

	Dec. 31,
(in millions)	2012	2011
Assets:
Cash and due from banks	$4,182	$4,884
Securities	112	188
Loans—net of allowance	13	20
Investment in and advances to subsidiaries and associated companies:
Banks	28,371	29,169
Other	24,273	20,930
Subtotal	52,644	50,099
Corporate-owned life insurance	682	666
Other assets	3,024	3,009
Total assets	$60,657	$58,866
Liabilities:
Deferred compensation	$489	$492
Commercial paper	338	10
Affiliate borrowings	3,338	3,407
Other liabilities	2,647	2,735
Long-term debt	17,414	18,805
Total liabilities	24,226	25,449
Shareholders’ equity	36,431	33,417
Total liabilities and shareholders’ equity	$60,657	$58,866

Condensed Statement of Cash Flows—The Bank of New York Mellon Corporation (Parent Corporation)

	Year ended Dec. 31,
(in millions)	2012	2011	2010
Operating activities:
Net income	$2,445	$2,516	$2,518
Adjustments to reconcile net income to net cash provided by/ (used in) operating activities:
Amortization	13	13	14
Equity in undistributed net (income)/loss of subsidiaries	(1,657)	(2,419)	(1,865)
Change in accrued interest receivable	13	(22)	2
Change in accrued interest payable	(16)	11	2
Change in taxes payable (a)	177	168	(321)
Other, net	(179)	(80)	179
Net cash provided by operating activities	796	187	529
Investing activities:
Purchases of securities	-	(50)	(5)
Proceeds from sales of securities	86	101	43
Change in loans	7	32	61
Acquisitions of, investments in, and advances to subsidiaries	175	(611)	(1,002)
Other, net	17	-	208
Net cash provided by/(used in) investing activities	285	(528)	(695)
Financing activities:
Net change in commercial paper	328	-	(2)
Proceeds from issuance of long-term debt	2,761	5,042	1,347
Repayments of long-term debt	(4,163)	(1,911)	(2,614)
Change in advances from subsidiaries	(53)	63	(10)
Issuance of common stock	65	43	728
Treasury stock acquired	(1,148)	(873)	(41)
Issuance of preferred stock	1,068	-	-
Cash dividends paid	(641)	(593)	(440)
Tax benefit realized on share based payment awards	-	2	1
Net cash provided by/(used in) financing activities	(1,783)	1,773	(1,031)
Change in cash and due from banks	(702)	1,432	(1,197)
Cash and due from banks at beginning of year	4,884	3,452	4,649
Cash and due from banks at end of year	$4,182	$4,884	$3,452
Supplemental disclosures
Interest paid	$324	$293	$284
Income taxes paid	$401	$212	$442 (b)
Income taxes refunded	$1	$123	$178 (b)
(a)	Includes payments received from subsidiaries for taxes of $648 million in 2012, $501 million in 2011 and $900 million in 2010.
(b)	Includes discontinued operations.